UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 1, 2004

                                   ----------


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                         (State or other Jurisdiction of
                         Incorporation or Organization)

                               0-23047 13-3864870
                        (Commission File (I.R.S. Employer
                    Number) Identification Number)


      420 Lexington Avenue, Suite 601
            New York, New York                                       10170
 ---------------------------------------                        ---------------
 (Address of Principal Executive Offices)                          (Zip Code)



                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events and Required FD Disclosure.
            ----------------------------------------

      On June 1, 2004, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), issued a press release pursuant to which SIGA announced the spin-off of its immunological bioinformatics technology and certain non-core vaccine development assets into Pecos Labs Inc. ("Pecos"). SIGA intends to continue the development of its commensal vectored vaccines for strep throat and various biodefense targets including smallpox. Pecos is a privately held company recently formed by SIGA as a wholly owned subsidiary. Coincident with the transfer of these assets, Pecos completed a round of funding with a group of private investors. SIGA will retain a minority equity interest in Pecos and access to certain technology. Susan K. Burgess, Ph.D. has resigned as the President of SIGA to become President and CEO of Pecos.

      For a description of the events reported pursuant to this Form 8-K, reference is made to the press release issued by SIGA on June 1, 2004, the text of which is attached hereto as Exhibit 99.1.


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


ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated June 1, 2004.




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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By:   /s/ Thomas N. Kontaich
                                          ----------------------------------
                                          Thomas N. Konatich
                                          Acting Chief Executive Officer and
                                          Chief Financial Officer

Date: June 1, 2004






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


                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

      99.1        Press Release dated June 1, 2004.